                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,282,448,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 2, 2004

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC4

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO SCORE        Note: Cells in red font are calculations        COLLATERAL CUTS FOR SUBPRIME POOL

             Total Balance                  Adjusted Balance[1]                                            % Owner  % Full % Cashout
FICO             Amount       %[2]    LTV          Amount         %[2]   WA LTV WA DTI WA FICO  % SFD/PUD    Occ.    Doc      Refi
------------------------------------------------------------------------------------------------------------------------------------
FICO NA    $      191,184.21   0.01% >65.0          191,184.21    0.01%  80.00  44.00     0.00    100.00    100.00  100.00   100.00
0-499.99        2,794,693.11   0.21% >65.0        2,413,138.81    0.18%  70.63  38.08   500.00     95.13    100.00   56.33    80.94
500-549.99    115,048,725.70   8.77% >70.0       89,862,153.02    6.85%  77.55  38.84   526.35     92.06     96.96   72.29    67.57
550-574.99    106,485,418.32   8.12% >70.0       86,794,638.51    6.62%  80.59  38.94   563.16     87.81     97.39   62.48    60.39
575-599.99    139,283,895.79  10.62% >70.0      119,829,761.28    9.13%  82.53  39.69   589.09     89.81     96.93   72.13    42.53
600-619.99    150,907,803.03  11.50% >70.0      136,923,508.17   10.44%  82.95  39.48   610.45     87.16     93.39   65.81    44.30
620-649.99    278,187,863.96  21.20% >80.0      111,791,354.73    8.52%  82.91  39.36   636.07     85.63     95.10   47.69    37.16
650-679.99    244,455,630.59  18.63% >80.0      100,392,542.31    7.65%  83.94  40.21   664.95     82.88     91.72   41.72    30.40
680-699.99     98,767,032.25   7.53% >85.0       34,110,525.13    2.60%  84.51  40.21   689.71     77.92     92.68   38.79    20.19
700-749.99    138,855,381.59  10.58% >85.0       45,521,635.92    3.47%  84.37  39.54   721.46     77.26     89.15   40.99    16.29
750-799.99     36,516,223.19   2.78% >85.0       11,548,944.52    0.88%  83.32  37.46   768.88     81.15     88.79   41.50    11.94
800 +             472,898.96   0.04% >85.0          111,166.12    0.01%  68.81  26.29   804.54     63.54    100.00   36.46     0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL       1,311,966,750.70 100.00%            739,490,552.73   56.37%  82.66  39.51   634.52     84.90     93.84   53.08    37.74
-----------------------------------------------------------------------------------------------------------------------------------
 FICO: AVERAGE           635          MIN:          500            MAX:    806
                 -----------                 ----------                  -----

DEBT TO INCOME (DTI) RATIO

                  Total Balance                 Adjusted Balance[1]                                        % Owner % Full  % Cashout
DTI                   Amount        %[2]   FICO        Amount        %[2]  WA LTV WA DTI  WA FICO % SFD/PUD   Occ.    Doc    Refi
------------------------------------------------------------------------------------------------------------------------------------
<=20                 48,239,345.87   3.68% <550       5,211,640.04   0.40% 80.75  15.45  627.61    82.09   82.46    47.79    44.73
20.001 - 25.00       56,868,278.02   4.33% <550       5,953,631.84   0.45% 80.19  23.35  625.27    88.70   86.71    55.55    44.53
25.001 - 30.00       90,697,419.24   6.91% <575      18,659,118.47   1.42% 80.74  28.23  628.40    86.28   91.99    52.17    45.91
30.001 - 35.00      178,346,439.34  13.59% <575      27,281,416.81   2.08% 81.95  33.13  635.93    83.28   95.16    54.78    38.03
35.001 - 40.00      266,258,447.52  20.29% <600      64,098,192.14   4.89% 82.66  38.21  639.12    84.02   96.10    51.25    36.70
40.001 - 45.00      320,959,469.93  24.46% <625     131,664,906.19  10.04% 83.20  43.03  637.18    86.38   95.39    49.87    34.38
45.001 - 50.00      261,550,565.15  19.94% <650     156,662,562.50  11.94% 83.42  48.06  632.35    84.87   94.12    52.51    35.56
50.001 - 55.00       82,984,628.39   6.33% <675      67,104,257.25   5.11% 84.49  52.94  633.22    83.96   90.31    71.50    42.08
55+                   6,062,157.24   0.46% <700       5,955,378.78   0.45% 84.73  57.74  594.38    73.71   95.54    59.45    46.49
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,311,966,750.70 100.00%           482,591,104.02 36.78% 82.66  39.51  634.52    84.90   93.84    53.08    37.74
----------------------------------------------------------------------------------------------------------------------------------
  DTI: AVERAGE               39.51          MIN:           2         MAX:   60
                            ------                   -------              ----

LOAN TO VALUE (LTV) RATIO

                  Total Balance                  Adjusted Balance[1]                                       % Owner  % Full % Cashout
LTV                   Amount         %[2]   DTI         Amount        %[2]  WA LTV WA DTI WA FICO % SFD/PUD  Occ.     Doc    Refi
------------------------------------------------------------------------------------------------------------------------------------
< 60.00              43,765,474.34    3.34% >50         2,772,955.82  0.21% 50.64  36.52  607.13    82.74   88.04    39.93    68.61
60.01 - 70.00        86,873,997.46    6.62% >50         2,248,005.48  0.17% 66.94  36.37  599.50    87.46   88.22    40.13    62.46
70.01 - 80.00       632,789,212.93   48.23% >50        37,223,498.39  2.84% 78.92  39.87  644.24    83.70   95.93    46.63    29.00
80.01 - 85.00       124,666,795.01    9.50% >50        10,725,073.21  0.82% 84.40  39.50  599.10    84.81   91.99    65.10    58.49
85.01 - 90.00       166,001,207.75   12.65% >50        13,302,289.74  1.01% 89.53  39.34  629.89    86.05   88.59    62.83    47.56
90.01 - 95.00       125,229,717.14    9.55% >50        15,871,388.76  1.21% 94.62  40.43  629.93    87.20   92.96    73.62    41.84
95.01 - 100.00      132,640,346.07   10.11% >50         6,903,574.23  0.53% 99.87  40.21  663.56    86.17   98.60    53.84    17.41
100+                                  0.00% >50                       0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,311,966,750.70  100.00%              89046785.63  6.79% 82.66  39.51  634.52    84.90   93.84    53.08    37.74
-----------------------------------------------------------------------------------------------------------------------------------
 LTV: AVERAGE                82.66     MIN: 15.85               MAX:   100
                         ---------          -----                      ---

(1) Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.

All other cuts except the adjusted balance are only for the main bucket

(2) Percent of the Aggregate Principal Balance - calculated automatically.

PRINCIPAL BALANCE

                           Total Balance
Scheduled Principal  ------------------------                                        % Owner   % Cashout
      Balance              Amount        %[2]     WA FICO  WA LTV  WA DTI  % SFD/PUD    Occ       Refi    % Full Doc
-------------------------------------------------------------------------------------------------------------------
0- $50K              $   39,858,124.44    3.04%   648.71   96.75   39.51    84.66      95.10     14.84      50.61
$51 - $200K             487,875,284.95   37.19%   625.68   83.31   38.67    86.58      92.50     38.53      59.48
$200.1 - $250K          165,410,888.38   12.61%   630.28   80.95   39.61    81.81      94.94     38.60      51.41
$250.1 - $300K          152,559,171.31   11.63%   634.56   81.50   40.84    84.09      95.42     39.37      48.91
$300.1 - $400K          222,140,094.47   16.93%   640.55   82.49   40.18    82.41      92.57     37.57      48.51
$400.1 - $500K          121,956,967.42    9.30%   643.86   81.88   40.71    84.54      95.12     41.06      49.58
$500.1 - $600K           69,587,482.29    5.30%   647.32   81.67   39.11    88.29      94.56     35.86      47.99
$600.1 - $700K           33,276,548.30    2.54%   660.30   80.70   38.13    86.36      98.09     30.94      44.18
$700.1 - $800K           16,704,653.73    1.27%   646.59   76.24   38.28    90.96     100.00     41.01      49.96
$800.1 - $900K            1,655,239.42    0.13%   645.65   68.21   41.56   100.00     100.00     49.71      50.29
$900.1 - $1000K             942,295.99    0.07%   624.00   64.07   27.00   100.00     100.00    100.00     100.00
>$1000K                                   0.00%
-----------------------------------------------------------------------------------------------------------------
TOTAL                 1,311,966,750.70  100.00%   634.52   82.66   39.51    84.90      93.84     37.74      53.08
-----------------------------------------------------------------------------------------------------------------
           PRINCIPAL BALANCE: AVERAGE  169,003      MIN:  12,389    MAX:  942,296
                                      --------            ------          -------

DOCUMENTATION TYPE

                    Total Balance
              -------------------------                        WA                  % Owner   % Cashout
Doc Type           Amount         %[2]    WA FICO   WA LTV     DTI     % SFD/PUD     Occ       Refi
------------------------------------------------------------------------------------------------------
Full Doc       696,450,479.35    53.08%    622.24    84.04    39.82      85.76      93.96      41.14
Stated Doc     202,790,047.58    15.46%    626.64    75.69    37.77      78.63      88.74      58.36
Limited Doc    163,587,154.03    12.47%    634.62    83.74    37.91      90.22      92.81      36.44
NINA                              0.00%
Other          249,139,069.74    18.99%    675.17    83.77    41.11      84.12      98.34      12.34
----------------------------------------------------------------------------------------------------
TOTAL        1,311,966,750.70   100.00%    634.52    82.66    39.51      84.90      93.84      37.74
----------------------------------------------------------------------------------------------------

PROPERTY TYPE

MLMI 2004-WMC4 Investor Collateral Requests (Etrade)                      6/2/04

                    Total Balance
               ------------------------                        WA      % Owner   % Cashout
Property Type      Amount         %[2]   WA FICO   WA LTV     DTI        Occ        Refi     % Full Doc
-------------------------------------------------------------------------------------------------------
Single Family    928,384,884.42    71%    631.26    82.52    39.58       95.11      39.61       52.13
PUD              185,505,228.82    14%    633.30    83.93    39.22       93.19      32.56       61.10
Townhouse             67,066.20     0%    522.00    70.00    39.00      100.00     100.00      100.00
2-4 Family        84,327,351.17     6%    653.34    80.45    39.34       82.82      39.47       45.58
Condo            107,474,278.72     8%    650.27    83.68    39.68       92.33      28.03       52.52
Manufactured       5,843,814.70     0%    635.87    78.42    37.42      100.00      55.66       72.47
Other                364,126.67     0%    562.00    85.00    46.00      100.00     100.00           -
-----------------------------------------------------------------------------------------------------
TOTAL          1,311,966,750.70   100%    634.52    82.66    39.51       93.84      37.74       53.08
-----------------------------------------------------------------------------------------------------

PRIMARY MORTGAGE INSURANCE

                           Total Balance
                      ------------------------                         WA      % Owner   % Cashout                 Is MI down
Mortgage Insurance        Amount         %[2]    WA FICO   WA LTV     DTI        Occ        Refi      % Full Doc   to 60 LTV
-----------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                        0.00%
Loans >80 LTV w/o MI    435,920,361.29   33.23%  622.86    90.19    39.64     91.21       48.66         68.59
Other                   876,046,389.41   66.77%  640.32    78.92    39.45     95.15       32.31         45.37
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                 1,311,966,750.70  100.00%  634.52    82.66    39.51     93.84       37.74         53.08
-----------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                 Total Balance
                         ---------------------------                                                  % Owner
Loan Purpose                Amount             %[2]     WA. FICO     WA. LTV    WA DTI    % SFD/PUD     Occ
-------------------------------------------------------------------------------------------------------------
Debt Consolidation                             0.00%
Refinance - Cashout      495,186,546.98       37.74%     610.78       80.59      38.97      86.45      93.12
Purchase                 643,378,473.20       49.04%     657.85       84.72      40.01      82.65      94.16
Refinance - Rate Term    173,401,730.52       13.22%     615.71       80.95      39.23      88.85      94.74
Other                                          0.00%
------------------------------------------------------------------------------------------------------------
TOTAL                  1,311,966,750.70      100.00%     634.52       82.66      39.51      84.90      93.84
------------------------------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL

                       Total Balance
                --------------------------                                           % Owner   % Cashout
Lien Status          Amount          %[2]    WA FICO   WA LTV   WA DTI   % SFD/PUD     Occ        Refi      Index     Margin
----------------------------------------------------------------------------------------------------------------------------
Fixed             324,352,832.57    24.72%    645.62    85.91    39.33     84.38      93.51     42.01                      -
Floating (6 M)      2,658,291.65     0.20%    645.11    83.45    40.44     79.27      88.90     34.74      6M LIBOR     5.84
2/28              899,069,544.73    68.53%    629.98    81.59    39.67     85.34      94.07     35.72      6M LIBOR     6.03
3/27               39,044,998.16     2.98%    623.49    81.58    38.96     79.62      91.38     45.35      6M LIBOR     6.09
Other (5/25)       46,841,083.59     3.57%    653.37    81.67    38.09     84.83      94.21     40.84      6M LIBOR     5.88
----------------------------------------------------------------------------------------------------------------------------
TOTAL           1,311,966,750.70   100.00%    634.52    82.66    39.51     84.90      93.84     37.74                   6.02
----------------------------------------------------------------------------------------------------------------------------

LIEN STATUS

                       Total Balance
                --------------------------                                           % Owner   % Cashout
Lien Status          Amount          %[2]    WA FICO   WA LTV   WA DTI   % SFD/PUD     Occ        Refi
--------------------------------------------------------------------------------------------------------
First Lien      1,198,859,600.76    91.38%    631.87    81.12    39.41     84.86      93.37     40.06
Second Lien       113,107,149.94     8.62%    662.62    99.05    40.58     85.33      98.87     13.21
Third Lien                           0.00%
-----------------------------------------------------------------------------------------------------
TOTAL           1,311,966,750.70   100.00%    634.52    82.66    39.51     84.90      93.84     37.74
-----------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                             Total Balance
                      --------------------------                                           % Owner
Occupancy Type             Amount          %[2]    WA. FICO  WA LTV   WA DTI   % SFD/PUD     Occ     % Cashout
--------------------------------------------------------------------------------------------------------------
Primary Residence     1,231,174,400.42    93.84%    632.88    82.79    39.66     85.76      100.00     37.45
Second Home              61,383,278.43     4.68%    657.49    80.18    36.53     67.82           -     48.89
Investment               19,409,071.85     1.48%    665.67    82.43    39.51     84.68           -     21.03
Non-owner                                  0.00%
Other                                      0.00%
------------------------------------------------------------------------------------------------------------
TOTAL                 1,311,966,750.70   100.00%    634.52    82.66    39.51     84.90       93.84     37.74
------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY

                           Total Balance
Prepayment Charges   --------------------------                                       % SFD/  % Owner  % Cashout
Term at Origination       Amount          %[2]   # of Loans  WA FICO  WA LTV  WA DTI   PUD      Occ       Refi
----------------------------------------------------------------------------------------------------------------
0 Months                252,796,651.26   19.27%      1727     633.54   84.15   40.14   83.08    92.51     37.79
6 Months                     96,631.35    0.01%         1     576.00   79.95   28.00  100.00   100.00         -
12 Months                68,518,259.07    5.22%       271     643.09   81.08   38.14   76.28    88.24     35.20
24 Months               745,321,627.81   56.81%      4021     632.84   82.60   39.66   86.58    95.09     34.87
36 Months               245,140,621.26   18.68%      1742     638.26   81.76   38.80   84.07    92.98     47.13
60 Months                    92,959.95    0.01%         1     653.00   89.05   38.00  100.00   100.00    100.00
Other                                     0.00%
----------------------------------------------------------------------------------------------------------------
TOTAL                 1,311,966,750.70  100.00%               634.52   82.66   39.51   84.90    93.84     37.74
----------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS

                                 Total Balance
                         ---------------------------                                                  % Owner   % Cashout
                            Amount             %[2]     WA FICO      WA LTV     WA DTI    % SFD/PUD     Occ         Refi
-------------------------------------------------------------------------------------------------------------------------
Section 32 Loans              0.00           0%
-------------------------------------------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------------------------------------------

GA % AND TOP 5 STATES

State            %[2]
---------------------
GEORGIA          1.33
California      61.76

TOP 5 ORIGINATORS

Originator     %[2]
-------------------
WMC          100.00%
-------------------

SERVICERS

Servicer       %[2]
-------------------
Homeq        100.00%
-------------------

MLMI 2004-WMC4 Investor Collateral Requests (Etrade)                      6/2/04

New York                4.03
Texas                   3.42
Florida                 2.96
Maryland                2.82

STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                 BREAKEVEN CDR            CUMULATIVE LOSSES
            -----------------------    -----------------------
            25CPR    40CPR    60CPR    25CPR    40CPR    60CPR
--------------------------------------------------------------
AA
--------------------------------------------------------------
 A
--------------------------------------------------------------
BBB
--------------------------------------------------------------
BBB-
--------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

            Multiple of Default Ramp      Cumulative Losses
            -----------------------    -----------------------
            25CPR    40CPR    60CPR    25CPR    40CPR    60CPR
--------------------------------------------------------------
AA
--------------------------------------------------------------
 A
--------------------------------------------------------------
BBB
--------------------------------------------------------------
BBB-
--------------------------------------------------------------

MLMI 2004-WMC4 Investor Collateral Requests (Etrade)                      6/2/04